SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C.  20549

                              FORM 8-K

                          CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange
                            Act of 1934

         Date of Report (Date of earliest event reported)
                          February 7, 1996


                         NORAM ENERGY CORP.
       (Exact name of Registrant as specified in its charter)


          Delaware            1-3751             72-0120530
       (State or other      (Commission        (IRS Employer
        jurisdiction        File Number)    Identification No.)
        of incorporation)



       NorAm Energy Corp.
         1600 Smith
       Houston, Texas                                   77002
  (Address of principal executive offices)            (Zip Code)



                           (713) 654-5699
        (Registrant's telephone number, including area code)

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  Item 5.   Other Events


       NorAm  Energy  Corp.  hereby  incorporates  by   reference
  herein the following press release:

       Press Release issued on February 7, 1996 and attached hereto as Exhibit 99.


  Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

       (a)  Financial Statements -- None.
       (b)  Pro Forma Financial Information -- None.
       (c)  Exhibits -- EX-99.



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                             Signature



       Pursuant to  the requirements  of the Securities  Exchange
  Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                NORAM ENERGY CORP.



                                By:       /s/ Jack W. Ellis
                                Name:     Jack W. Ellis
                                Title:    Vice President &
                                          Controller


  Date:     February 7, 1996




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